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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                DECEMBER 21, 2004
                Date of Report (Date of earliest event reported)

                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     001-12068               38-2513957
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  47659 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170
                    (Address of principal executive offices)

                          (734) 207-6200 (Registrant's
                     telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2004, Metaldyne Company LLC (the "Borrower"), a wholly owned subsidiary of the registrant, amended its Credit Agreement dated as of November
28, 2000 (as amended and restated as of June 20, 2002, and as amended by
Amendment No. 1 thereto dated as of July 15, 2003, Amendment No. 2 thereto dated as of May 26, 2004 and Amendment No. 3 thereto dated as of September 29, 2004), among the registrant, the Borrower, the foreign subsidiary borrowers party thereto, the financial institutions party to the Credit Agreement as lenders,
JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Credit Suisse
First Boston, as Syndication Agent and Comerica Bank, First Union National Bank,
National City Bank and Bank One, N.A. each as Documentation Agent. The amended terms under the Credit Agreement included (i) increasing the applicable margin on term loan borrowings by 25 basis points (subject to reduction when Borrower's leverage ratio is less than or equal to 4.25:1.00), (ii) increasing the applicable margin on certain revolver borrowings (depending on Borrower's leverage ratio) by 25 basis points, (iii) increasing the size of the letter of credit subfacility from $75.0 million to $95.0 million, (iv) installing a 1%
prepayment penalty for certain prepayments of term loans before December 21,
2005 and (v) modifying the financial covenant ratios that the Borrower is required to maintain.

The description set forth above is qualified by Amendment No. 4 to the Credit
Agreement filed herewith as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (C) EXHIBITS. THE FOLLOWING EXHIBIT IS FILED HEREWITH:

Exhibit 99.1      Amendment No. 4 dated as of December 21, 2004 to the Credit
                  Agreement dated as of November 28, 2000 (as amended and
                  restated as of June 20, 2002, and as amended by Amendment No.
                  1 thereto dated as of July 15, 2003, Amendment No. 2 thereto dated as of May 26, 2004 and Amendment No. 3 thereto dated as of September 29, 2004), among the registrant, the Borrower, the Foreign Subsidiary Borrowers party thereto, the financial institutions party to the Credit Agreement as lenders,
                  JPMorgan Chase Bank, as Administrative Agent and Collateral
                  Agent, Credit Suisse First Boston, as Syndication Agent and
                  Comerica Bank, First Union National Bank, National City Bank
                  and Bank One, N.A. each as Documentation Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 27, 2004

                                          METALDYNE CORPORATION

                                          By: /s/ Jeffrey M. Stafeil
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                                              Name:  Jeffrey M. Stafeil
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

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